Exhibit 99.1
Domo Announces First Quarter Fiscal 2025 Financial Results

Silicon Slopes, Utah - May 23, 2024 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal first quarter ended April 30, 2024.

Fiscal First Quarter Results
•Total revenue was $80.1 million, an increase of 1% year over year
•Subscription revenue was $72.1 million, an increase of 1% year over year
•Billings were $65.5 million, a decrease of 7% year over year
•Net cash provided by operating activities was $1.9 million
•GAAP operating margin decreased by 2 percentage points year over year
•Non-GAAP operating margin decreased by 7 percentage points year over year
•GAAP net loss was $26.0 million, and GAAP net loss per share was $0.69, based on 37.5 million weighted-average shares outstanding
•Non-GAAP net loss was $12.3 million, and non-GAAP net loss per share was $0.33, based on 37.5 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $61.2 million as of April 30, 2024

“We’re hyper-focused on returning to growth, and feel optimistic about early signals from our strategic initiatives such as partner collaborations, consumption momentum and multi-use case customers,” said Josh James, founder and CEO. “Domo is a compelling solution for the current data and AI environment. We’re confident that our strategic priorities will continue to reinforce our competitive position.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo was the winner of five Dresner Advisory Services 2023 Technology Innovation Awards, as a top vendor in the following Wisdom of Crowds® thematic market reports: Analytical Platforms, Cloud Computing + BI, Embedded BI, Guided Analytics and Self-Service BI.
•In addition, Domo was ranked the number one vendor in the Dresner Advisory Services’ 2024 Wisdom of Crowds® Cloud Computing and Business Intelligence (BI) Market Study for the eighth consecutive year, as well as the number one vendor in Dresner Advisory Services’ 2024 Self-Service Business Intelligence (BI) Market Study for the sixth consecutive year.
•Domo was named to the Women Tech Council Shatter List, which showcases technology companies that are working to break the glass ceiling for women in tech, for the seventh consecutive year.

Exhibit 99.1
Business Outlook
Based on information available as of May 23, 2024, Domo is providing the following guidance for its second quarter of fiscal 2025:
•Revenue is expected to be in the range of $76.0 million to $77.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.26 and $0.30 based on 38.4 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2025 first quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID# 13746630 following the completion of the conference call until 11:59p.m. (ET) June 23, 2024.

About Domo
Domo puts data to work for everyone so they can multiply their impact on the business. Our cloud-native data experience platform goes beyond traditional business intelligence and analytics, making data visible and actionable with user-friendly dashboards and apps. Underpinned by AI, data science and a secure data foundation that connects with existing cloud and legacy systems, Domo helps companies optimize critical business processes at scale and in record time to spark the bold curiosity that powers exponential business results.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the

Exhibit 99.1
@JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, remeasurement of warrant liability, and proceeds from shares issued in connection with the employee stock purchase plan.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Exhibit 99.1
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding competitive positions, our financial outlook for our second fiscal quarter, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 27, 2023 and the Quarterly Report on Form 10-Q for the year ended April 30, 2024 expected to be filed with the SEC on or about June 10, 2024. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2023	2024
Revenue:
Subscription	$71,090	$72,110
Professional services and other	8,368	7,993
Total revenue	79,458	80,103
Cost of revenue:
Subscription (1)	10,612	12,775
Professional services and other (1)	7,957	7,939
Total cost of revenue	18,569	20,714
Gross profit	60,889	59,389

Operating expenses:
Sales and marketing (1), (3)	43,162	42,219
Research and development (1)	23,435	22,719
General and administrative (1), (2), (3)	14,001	15,901
Total operating expenses	80,598	80,839
Loss from operations	(19,709)	(21,450)

Other expense, net (1), (4)	(4,495)	(4,431)
Loss before income taxes	(24,204)	(25,881)
Provision for income taxes	199	126
Net loss	$(24,403)	$(26,007)

Net loss per share (basic and diluted)	$(0.69)	$(0.69)
Weighted-average number of shares (basic and diluted)	35,222	37,482

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$618	$798
Professional services and other	479	333
Sales and marketing	6,730	5,314
Research and development	4,975	4,422
General and administrative	3,508	3,084
Other expense, net	162	191
Total stock-based compensation expenses	$16,472	$14,142

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$142

(3) Includes executive officer severance, as follows:
Sales and marketing	$443	$—
General and administrative	1,328	—
Total executive officer severance	$1,771	$—

(4) Includes remeasurement of warrant liability, as follows:
Other expense, net	$—	$(566)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2024	2024
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$60,939	$61,158
Accounts receivable, net	67,197	47,848
Contract acquisition costs	16,006	15,403
Prepaid expenses and other current assets	9,602	9,760
Total current assets	153,744	134,169

Property and equipment, net	27,003	27,240
Right-of-use assets	11,746	11,709
Contract acquisition costs, noncurrent	19,542	17,733
Intangible assets, net	2,740	2,550
Goodwill	9,478	9,478
Other assets	1,407	1,525
Total assets	$225,660	$204,404

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,313	$10,867
Accrued expenses and other current liabilities	43,430	41,139
Lease liabilities	4,807	5,385
Current portion of deferred revenue	185,250	170,813
Total current liabilities	237,800	228,204

Lease liabilities, noncurrent	11,135	10,319
Deferred revenue, noncurrent	2,736	2,566
Other liabilities, noncurrent	14,001	12,673
Long-term debt	113,534	114,123
Total liabilities	379,206	367,885

Commitments and contingencies

Stockholders' deficit:
Common stock	37	38
Additional paid-in capital	1,252,200	1,268,516
Accumulated other comprehensive loss	(180)	(426)
Accumulated deficit	(1,405,603)	(1,431,609)
Total stockholders' deficit	(153,546)	(163,481)
Total liabilities and stockholders' deficit	$225,660	$204,404

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2023	2024
Cash flows from operating activities
Net loss	$(24,403)	$(26,007)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,491	2,356
Non-cash lease expense	1,149	1,080
Amortization of contract acquisition costs	4,568	4,301
Stock-based compensation	16,472	14,142
Remeasurement of warrant liability	—	(566)
Other, net	1,517	1,058
Changes in operating assets and liabilities:
Accounts receivable, net	22,068	19,349
Contract acquisition costs	(3,073)	(1,995)
Prepaid expenses and other assets	(1,397)	(345)
Accounts payable	1,490	6,678
Operating lease liabilities	(1,597)	(1,280)
Accrued and other liabilities	(8,298)	(2,263)
Deferred revenue	(9,159)	(14,607)
Net cash provided by operating activities	828	1,901

Cash flows from investing activities
Purchases of property and equipment	(3,576)	(2,526)
Net cash used in investing activities	(3,576)	(2,526)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	2,032	1,121
Net cash provided by financing activities	2,032	1,121
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	204	(277)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(512)	219
Cash, cash equivalents, and restricted cash at beginning of period	66,500	60,939
Cash, cash equivalents, and restricted cash at end of period	$65,988	$61,158

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2023	2024
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$71,090	$72,110
Cost of revenue:
Subscription	10,612	12,775
Subscription gross profit on a GAAP basis	60,478	59,335
Subscription gross margin on a GAAP basis	85%	82%

Stock-based compensation	618	798
Subscription gross profit on a non-GAAP basis	$61,096	$60,133
Subscription gross margin on a non-GAAP basis	86%	83%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$80,598	$80,839
Stock-based compensation	(15,213)	(12,820)
Amortization of certain intangible assets	(20)	(142)
Executive officer severance	(1,771)	—
Total operating expenses on a non-GAAP basis	$63,594	$67,877

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(19,709)	$(21,450)
Stock-based compensation	16,310	13,951
Amortization of certain intangible assets	20	142
Executive officer severance	1,771	—
Operating loss on a non-GAAP basis	$(1,608)	$(7,357)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(25)%	(27)%
Stock-based compensation	21	18
Executive officer severance	2	—
Operating margin on a non-GAAP basis	(2)%	(9)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(24,403)	$(26,007)
Stock-based compensation	16,472	14,142
Amortization of certain intangible assets	20	142
Executive officer severance	1,771	—
Remeasurement of warrant liability	—	(566)
Net loss on a non-GAAP basis	$(6,140)	$(12,289)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.69)	$(0.69)
Stock-based compensation	0.47	0.38
Executive officer severance	0.05	—
Remeasurement of warrant liability	—	(0.02)
Net loss per share on a non-GAAP basis	$(0.17)	$(0.33)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2023	2024
Billings:
Total revenue	$79,458	$80,103
Add:
Deferred revenue (end of period)	173,646	170,813
Deferred revenue, noncurrent (end of period)	3,077	2,566
Less:
Deferred revenue (beginning of period)	(182,273)	(185,250)
Deferred revenue, noncurrent (beginning of period)	(3,609)	(2,736)
Decrease in deferred revenue (current and noncurrent)	(9,159)	(14,607)
Billings	$70,299	$65,496

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by operating activities	$828	$1,901
Proceeds from shares issued in connection with employee stock purchase plan	2,032	1,121
Purchases of property and equipment	(3,576)	(2,526)
Adjusted free cash flow	$(716)	$496